Exhibit 99.1

Press Release	Source: Stellar Pharmaceuticals Inc.

Stellar Pharmaceuticals Reports Second Quarter 2010 Financial Results

LONDON, ONTARIO — August 6, 2010 -- Stellar Pharmaceuticals Inc. (OTCBB:SLXCF) ("Stellar" or "the Company"), a Canadian pharmaceutical developer and marketer of high quality, cost-effective products for select health care markets, today announced financial results for the quarter ended June 30, 2010.  In this press release, all dollar amounts are expressed in Canadian currency and results are reported in accordance with United States generally accepted accounting principles (U.S. GAAP).

Q2-2010 Highlights

•	Revenues grew by 16.9%%
•	Gross profit up 31.6%
•	Net Profit up 119.1%

For the three-month period ended June 30, 2010, Stellar's total revenues were $1,255,811 as compared to $1,074,294 in the same period in 2009.  Solid growth for all products in the Canadian market, as well as strong growth for Uracyst® in international markets, combined with the revenues from licensing income, resulted in the Company showing a profit for the three month period ended June 30, 2010, of $360,800.  This is more than twice the $164,694 profit that was generated in the same period in 2009.

Peter Riehl, Stellar's President and Chief Executive Officer, commented, "This is one of the highest levels of quarterly profitability achieved in the Company's history.  Now, as we move forward into the second half of 2010, our focus will remain on building the Canadian business and expanding global licensing of Uracyst® and NeoVisc®.  At the same time, we will continue to carefully manage our resources as we grow.”

About Stellar Pharmaceuticals Inc.

Stellar has developed and is marketing direct in Canada and in countries around the world through out-license agreements two products based on its core polysaccharide technology: NeoVisc®, for the treatment of osteoarthritis; and Uracyst®, its patented technology for treatment of interstitial cystitis/painful bladder syndrome, an inflammatory disease of the urinary bladder wall. Stellar also has in-licensing agreement for the distribution and sale of NMP22® BladderChek®, a proteomics-based diagnostic test for the diagnosis and monitoring of bladder cancer. For more information, please visit the company's website at www.stellarpharma.com.

Release - August 6, 2010

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of risks and uncertainties impacting the Company's business including increased competition; the ability of the Company to expand its operations, to attract and retain qualified professionals, technological obsolescence; general economic conditions; and other risks detailed from time to time in the Company's filings.

CONTACTS:

Company Contact	Investor Contact
Peter Riehl	Stephen Kilmer
President & CEO	President
Stellar Pharmaceuticals Inc.	Kilmer Lucas Inc.
(519) 434-1540	(905) 690-2400 ext. 21
email – corpinfo@stellarpharma.com	email – stephen@kilmerlucas.com

- or -	Media Contact

Arnold Tenney	Leonard Zehr
Chairman	Managing Director
Stellar Pharmaceuticals Inc.	Kilmer Lucas Inc.
(705) 445-9505	(905) 690-2400 ext. 41
email - len@kilmerlucas.com

Release - August 6, 2010

CONDENSED INTERIM FINANCIAL STATEMENTS

STELLAR PHARMACEUTICALS INC.

BALANCE SHEETS

(Expressed in Canadian dollars)

	As at June 30, 2010	As at December 31, 2009
	(Unaudited)
ASSETS
CURRENT	2010	2009

Cash and cash equivalents	$1,799,486	$2,325,212
Accounts receivable, net of allowance of $nil (2009 - $nil)	740,238	293,565
Inventories	687,203	721,061
Taxes recoverable	-	1,501
Loan receivable	15,814	15,818
Prepaids, deposits and sundry receivables	145,152	163,698
Total current assets	3,387,893	3,520,855
PROPERTY, PLANT AND EQUIPMENT, net	1,567,598	1,390,296
OTHER ASSETS	124,722	114,553
Total assets	$5,080,213	$5,025,704
LIABILITIES
CURRENT
Accounts payable	$125,322	$228,367
Accrued liabilities	89,300	175,637
Deferred revenues	7,237	2,890
Taxes Payable	1,917	-
Total current liabilities	223,776	406,894

CONTINGENCIES AND COMMITMENTS

SHAREHOLDERS’ EQUITY
CAPITAL STOCK
AUTHORIZED
Unlimited Non-voting, convertible, redeemable and retractable preferred shares with no par value
Unlimited Common shares with no par value

ISSUED
23,585,040 Common shares (2009 – 23,480,040)	8,291,429	8,183,638
Additional Paid-in capital options - outstanding	106,160	89,562
Additional Paid-in capital options - expired	724,127	724,127
	9,121,716	8,997,327
DEFICIT	(4,265,279)	(4,378,517)
Total shareholders’ equity	4,856,437	4,618,810
Total liabilities and shareholders’ equity	$5,080,213	$5,025,704

Release - August 6, 2010

STELLAR PHARMACEUTICALS INC.

CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

 (Expressed in Canadian Dollars)

(Unaudited)

	For the Three Month Period		For the Six Month Period
	Ended June 30		Ended June 30
	2010	2009	2010	2009

PRODUCT SALES	$811,752	$914,126	$1,361,262	$1,458,545
ROYALTY AND LICENSING REVENUES	444,059	160,168	472,426	388,265
TOTAL REVENUES FROM ALL SOURCES	1,255,811	1,074,294	1,833,688	1,846,810
COST OF PRODUCTS SOLD	280,717	333,082	484,474	488,034
GROSS PROFIT	975,094	741,212	1,349,214	1,358,776

EXPENSES
Selling, general and administrative	592,585	562,941	1,160,517	1,140,996
Research and development	9,683	1,803	35,954	7,411
Amortization (non-manufacturing property, plant and equipment)	13,660	13,703	27,320	27,401
	615,928	578,447	1,223,791	1,175,808
INCOME FROM OPERATIONS	359,166	162,765	125,423	182,968
INTEREST AND OTHER INCOME	1,610	1,929	3,123	6,903
LOSS ON DISPOSAL OF EQUIPMENT	-	-	(15,308)	-
INCOME AND COMPREHENSIVE INCOME FOR
THE PERIOD BEFORE INCOME TAXES	360,776	164,694	113,238	189,871

Current income tax expense	(29,300)	-	(29,300)	-
Future income tax recovery	29,300	-	29,300	-
NET INCOME AND COMPREHENSIVE
INCOME FOR THE PERIOD	360,776	164,694	113,238	189,871

DEFICIT, beginning of period	(4,626,055)	(4,590,376)	(4,378,517)	(4,615,553)
DEFICIT, end of period	$(4,265,279)	$(4,425,682)	$(4,265,279)	$(4,425,682)

EARNINGS PER SHARE - basic	$0.02	$0.01	$0.00	$0.01
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	23,485,535	23,495,040	23,482,802	23,816,387

EARNINGS PER SHARE - diluted	$0.02	$0.01	$0.00	$0.01

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	23,487,751	23,495,040	23,483,571	23,816,387

Release - August 6, 2010

STELLAR PHARMACEUTICALS INC.

STATEMENTS OF CASH FLOWS

(Expressed in Canadian dollars)

(Unaudited)

	For the Three Month Period		For the Six Month Period
	Ended June 30		Ended June 30
	2010	2009	2010	2009

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES -
Net income for the period	$360,776	$164,694	$113,238	$189,871
Items not affecting cash
Amortization	30,794	33,118	57,579	68,112
Current income tax expense	(29,300)	-	(29,300)	-
Future income tax recovery	29,300	-	29,300	-
Loss on disposal of equipment	-	-	15,308	-
Issuance of equity instruments for services rendered	4,000	-	4,000	-
Stock-based compensation	17,443	-	51,390	-
Change in non-cash operating asset and liabilities	(434,961)	(593,295)	(575,882)	(390,251)
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES	(21,948)	(395,483)	(334,367)	(132,268)
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES -
Additions to property, plant and equipment	(40,290)	(43,938)	(262,142)	(44,135)
Increase to other assets	(2,833)	(19,274)	(10,847)	(26,231)
Proceeds from sale of equipment	-	-	12,630	-
CASH FLOWS USED IN INVESTING ACTIVITIES	(43,123)	(63,212)	(260,359)	(70,366)
CASH FLOWS USED IN FINANCING ACTIVITIES -
Stock options exercised	69,000	-	69,000	-
Re-purchase of Common shares for cash	-	-	-	(21,292)
CASH FLOWS USED IN FINANCING ACTIVITIES	69,000	-	69,000	(21,292)
CHANGE IN CASH AND CASH EQUIVALENTS	3,929	(458,695)	(525,726)	(223,926)
CASH AND CASH EQUIVALENTS,
Beginning of period	1,795,557	2,340,735	2,325,212	2,105,966
CASH AND CASH EQUIVALENTS,
End of period	$1,799,486	$1,882,040	$1,799,486	$1,882,040

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